Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Mudrick Capital Management, L.P.
Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Former Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	January 31, 2022
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

Mudrick Capital Management, L.P.
By:	Mudrick Capital Management, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Managing Member
February 2, 2022

Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	Jason Mudrick
Address of Joint Filer:	c/o Mudrick Capital Management, L.P.
527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	Former Director; 10% Owner
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	January 31, 2022
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
February 2, 2022

Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	Mudrick Distressed Opportunity Fund Global, LP
Address of Joint Filer:	527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Former Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	January 31, 2022
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

Mudrick Distressed Opportunity Fund Global, LP
By:	Mudrick GP, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member
February 2, 2022

Exhibit 99.1
Joint Filer Information

Name of Joint Filer:	Verto Direct Opportunity II LP
Address of Joint Filer:	c/o Mudrick Capital Management, L.P.
527 Madison Avenue, 6th Floor
New York, NY 10022
Relationship of Joint Filer to Issuer:	10% Owner; Former Director
Issuer Name and Ticker or Trading Symbol:	Thryv Holdings, Inc. [THRY]
Date of Earliest Transaction Required to be Reported:	January 31, 2022
Designated Filer:	Mudrick Capital Management, L.P.

Signature:

Verto Direct Opportunity II LP
By:	Verto Direct Opportunity GP, LLC, its general partner

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Sole Member
February 2, 2022